Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-Kof US Gold Canadian Acquisition Corporation, a Colorado corporation (the “Company”) for the year ended December 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 17, 2007.

US GOLD CANADIAN ACQUISITION CORPORATION

/s/ Robert R. McEwen
Robert R. McEwen, Chief Executive Officer and Chairman of the
Board of Directors

/s/ William F. Pass
William F. Pass, Vice President and
Chief Financial Officer